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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                  May 19, 2004
                Date of Report (Date of earliest event reported)


                                   SYLVAN INC.

             (Exact name of registrant as specified in its charter)


                         Commission file number: 0-18339

                  Nevada                                      25-1603408
       (State or other jurisdiction                        (I.R.S. Employer
              of incorporation)                           Identification No.)


          333 Main Street, P.O. Box 249
              Saxonburg, Pennsylvania                            16056
       (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (724) 352-7520



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following exhibits are filed with this document

Exhibit
Number                     Description
-------                    --------------
99.1                       Press release dated May 19, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 19, 2004, Sylvan Inc. issued a press release announcing the results for the first quarter ended April 4, 2004. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

The information filed in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any incorporation language in any such filing.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SYLVAN INC.

Date:      May 19, 2004                         By: /s/ Fred Y. Bennitt
                                                    ----------------------
                                                    Fred Y. Bennitt
                                                    Secretary/Treasurer

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                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                    --------------

99.1                       Press release dated May 19, 2004.